UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — November 8, 2005 (November 3, 2005)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Ontario (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3

(Address of principal executive offices and zip code)

(416) 960-9000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 3, 2005, the registrant’s Board of Directors promoted and appointed Steven Berns as President and Chief Financial Officer of the Company, and voted to appoint Steven Berns as a new Director to the Board of Directors. Mr. Berns will serve as a member of the Board of Directors until the next election of directors at the registrant’s 2006 annual meeting of stockholders.

The terms of Mr. Berns employment are set forth in an Employment Agreement dated as of August 25, 2004, a copy of which was previously filed as an exhibit to the Company’s Form 10-Q filed on December 20, 2004 (incorporated herein by reference). Mr. Berns’ initial term of employment will expire on August 25, 2007. There is no arrangement or understanding between Mr. Berns and any other person pursuant to which Mr. Berns was appointed as a director of the registrant.

On November 7, 2005 the registrant issued a press release announcing the appointment of Mr. Berns as President and Chief Financial Officer and as a new Director. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7.01.	Regulation FD Disclosure.

On November 8, 2005, the Company issued a press release announcing its financial results for the quarter ended September 30, 2005. Such press release also announced that management would host a conference call to discuss these filings. The investor presentation materials used for the conference call are attached as Exhibit 99.2 hereto.

On November 8, 2005, the Company posted the materials attached as Exhibit 99.3 on its web site (www.mdc-partners.com). As discussed on page 1 of Exhibit 99.3, the investor presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01. Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated as of November 7, 2005, relating to the appointment of Steven Berns as President, Chief Financial Officer and Director of the Company.
99.2	Press release dated as of November 8, 2005, relating to the announcement of the Company’s financial results for the period ended September 30, 2005.
99.3	Slideshow presentation dated November 8, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 8, 2005	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary

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